SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               November 29, 1999

                   Federal Agricultural Mortgage Corporation
            (Exact name of registrant as specified in its charter)


Federally chartered
 instrumentality of
 the United States                   0-17440                    52-1578738
-------------------                ------------             ------------------
(State or other jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization)    File Number)             Identification No.)



           919 18th Street, N.W., Suite 200, Washington, DC 20006
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: (202) 872-7700

      Item 5.  Other Events.

      Effective as of November 29, 1999, Farmer Mac Acceptance Corporation, a Delaware corporation and a wholly owned subsidiary of Federal Agricultural
Mortgage Corporation (the "Registrant"), was merged with and into Farmer Mac Mortgage Securities Corporation, a Delaware corporation and a wholly owned subsidiary of the Registrant, under the name of Farmer Mac Mortgage Securities Corporation. Prior to the merger, Farmer Mac Acceptance Corporation had no significant assets or liabilities.

    Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

      (a)     Not applicable.

      (b)     Not applicable.

      (c)     Exhibits:

 99.1    Certificate of Merger of Farmer Mac Mortgage Securities Corporation and
                  Farmer Mac Acceptance Corporation







WAS:74480.1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FEDERAL AGRICULTURAL MORTGAGE
                                   CORPORATION


                                    By:   /s/ Michael T. Bennett
                                    Name:  Michael T. Bennett
                                    Title: Vice President and General Counsel



Date:  December 2, 1999




WAS:74480.1

                                  EXHIBIT INDEX



Exhibit

 99.1 Certificate of Merger of Farmer Mac Mortgage Securities Corporation and Farmer Mac Acceptance Corporation





WAS:74480.1

                                                                  Exhibit 99.1


                                STATE OF DELAWARE
                            CERTIFICATE OF MERGER OF
                   FARMER MAC MORTGAGE SECURITIES CORPORATION
                            (a Delaware corporation)
                                       AND
                        FARMER MAC ACCEPTANCE CORPORATION
                            (a Delaware corporation)

      Pursuant to Sections 251(c) and 103 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

      FIRST: The name of the surviving corporation is Farmer Mac Mortgage Securities Corporation, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Farmer Mac Acceptance Corporation, a Delaware corporation. The foregoing corporations constitute all of the constituent corporations.

     SECOND: The Plan and Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251(c) of the Delaware General Corporation Law.

      THIRD: The name of the surviving corporation is Farmer Mac Mortgage Securities Corporation, a Delaware corporation.

     FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

      FIFTH: The executed Plan and Agreement of Merger is on file at 919 Eighteenth Street, N.W., Washington, D.C. 20006, the place of business of the surviving corporation.

      SIXTH: A copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of either of the constituent corporations.

    SEVENTH: The merger is to become effective November 29, 1999 at 12:01 a.m., eastern standard time.



                           [Signature page follows]


WAS:74480.1

      IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, as of the 23rd day of November, 1999.

       FARMER MAC MORTGAGE SECURITIES CORPORATION, a Delaware corporation



                                    By:   /s/ Henry D. Edelman
                                              Henry D. Edelman, President

WAS:74480.1